                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     ---------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported)          July 8, 1998
                                                  -----------------------------

               United States Satellite Broadcasting Company, Inc.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Minnesota                  0-27492                   41-1407863
 ------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
      Jurisdiction of                                    Identification No.)
       Incorporation)


     3415 University Avenue, St. Paul, Minnesota                55114
 ------------------------------------------------------------------------------
      (Address of Principal Executive Offices)               (Zip Code)

 Registrant's telephone number, including area code       (612)   645-4500
                                                    ---------------------------

 ------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     As the press release included as Exhibit 10.1 hereto indicates, United States Satellite Broadcasting Company, Inc. ("USSB") has been informed by DIRECTV, Inc. that a spacecraft control processor (SCP) aboard the DBS-1 satellite manufactured by Hughes Communications Galaxy, Inc. failed on July 4, 1998. As designed, control of the HS 601-model satellite was automatically switched to the spare SCP, and the spacecraft is currently operating normally. There was no interruption in service, and DSS customers who receive USSB's and DIRECTV's programming have experienced no degradation in the quality of the broadcast signal. DIRECTV is continuing to update USSB about the condition of the satellite.

     Management will continue to work with DIRECTV on a plan to maximize the overall consumer proposition of the DSS system, in the event the backup SCP on DBS-1 were to fail. At this time, no agreement has been reached with DIRECTV as to how USSB's services would be integrated into a reduced offering of DSS signals should DBS-1 fail.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          10.1 Press Release, dated July 8, 1998, issued by DIRECTV, Inc. and Hughes Space and Communications Company.



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED STATES SATELLITE BROADCASTING
                                        COMPANY, INC.


Dated:    July 9, 1998                  By:  /s/ Stanley E. Hubbard
                                           ------------------------------
                                             Stanley E. Hubbard
                                             Its Chief Executive Officer

                                    EXHIBIT INDEX

Exhibit Number                               Description
--------------                               -----------
     10.1           Press Release, dated July 8, 1998, issued by DIRECTV, Inc.
                    and Hughes Space and Communications Company.


                                                                    EXHIBIT 10.1

NEWS RELEASE

Contact:  Jeff Torkelson
          Vice President, Communications
          (310) 535-5062
          jdtorkelson@directv.com


                                ANOMALY NOTED ON DBS-1

SATELLITE CONTINUES NORMAL OPERATION ON BACK-UP SYSTEMS; DIRECTV-Registered
      Trademark-AND USSB-Registered Trademark- SERVICES UNAFFECTED


     LOS ANGELES, JULY 8, 1998 -- Engineers at DIRECTV, Inc. and Hughes Space and Communications Company confirmed today that a spacecraft control processor
(SCP) aboard the DBS-1 satellite failed on July 4, 1998. As designed, control of the HS 601-model satellite was automatically switched to the spare SCP and the spacecraft is currently operating normally.

     At no time did DIRECTV's more than 3.7 million subscribers experience any loss of service.

     DIRECTV maintains a redundant infrastructure to anticipate and mitigate the consequences of possible satellite failures. In the event that the back-up SCP on-board DBS-1 should also fail, DIRECTV would immediately switch most of the affected programming services to the DBS-2 and DBS-3 satellites, which are collocated with DBS-1 at 101-degrees WL. In addition, DIRECTV continues to actively pursue other satellite back-up and fleet expansion strategies consistent with its long-term business plans.

     DIRECTV is a registered trademark of DIRECTV, Inc. USSB is a service mark of United States Satellite Broadcasting Company, Inc. DIRECTV, Inc. and Hughes Space and Communications Company are units of Hughes Electronics Corporation. The earnings of Hughes Electronics are used to calculate the earnings per share attributable to GMH (NYSE symbol) common stock.

                                        ###


         2230 EAST IMPERIAL HWY., EL SEGUNDO, CA  90245  PHONE 310-533-5113
                            A Unit of Hughes Electronics